Exhibit 99.1

         The Mortgage Loans consist of approximately 803 Mortgage Loans, of which approximately 98.40% are secured by first Mortgages and approximately 1.60% are secured by second Mortgages.

         Approximately 90.41% of the Mortgage Loans are adjustable-rate Mortgage Loans and approximately 9.59% of the Mortgage Loans are fixed-rate Mortgage Loans.

         Each adjustable-rate Mortgage Loan accrues interest at a Mortgage Rate that is adjustable. Generally, the adjustable-rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, that the first adjustment for the adjustable-rate Mortgage Loans will occur after an initial period of two years, in the case of approximately 97.19% of the Adjustable-Rate Mortgage Loans and three years, in the case of approximately 2.67% of the Adjustable-Rate Mortgage Loans (any adjustable-rate Mortgage Loan having such a delayed first adjustment feature, a "Delayed First Adjustment Mortgage Loan"). On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted to equal the sum, rounded to the nearest or next highest multiple of 0.125%, of Six-Month LIBOR (as defined below) and a fixed percentage amount (the "Gross Margin"). The Mortgage Rate on each Adjustable-Rate Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than a stated percentage (3.000% per annum, as specified in the related mortgage note) on the first related Adjustment Date (the "Initial Periodic Rate Cap") and will not increase or decrease by more than 1.000% per annum as specified in the related mortgage note on any Adjustment Date thereafter (the "Subsequent Periodic Rate Cap"). The Adjustable-Rate Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.997% per annum and a weighted average Subsequent Periodic Rate Cap of approximately 1.000% per annum. Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each such adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described in this prospectus supplement. None of the adjustable-rate Mortgage Loans permits the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

         Approximately 79.55% of the Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan having a prepayment charge provision will provide for payment of a prepayment charge on certain partial prepayments and all prepayments in full made within a stated number of months that is between 12 and 60 months from the date of origination of such Mortgage Loan. The amount of the prepayment charge is provided in the related mortgage note and is generally equal to six months' interest on the amount prepaid in excess of 20% of the original principal balance of the related Mortgage Loan in any twelve-month period.

         Approximately 25.42% of the Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. Approximately 0.80% of the Mortgage Loans had a loan-to-value ratio at origination in excess of 95.00% and the weighted average loan-to-value ratio of the Mortgage Loans at origination was approximately 77.82%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property. The loan-to-value ratio of any Mortgage Loan that is a second lien Mortgage Loan is calculated based on the aggregate principal balance of such second lien Mortgage Loan and any senior lien mortgage loan.

         All of the Mortgage Loans have a scheduled monthly payment due on the first day of the month (the "Due Date").

         The weighted average remaining term to maturity of the Mortgage Loans is approximately 351 months as of the Subsequent Cut-off Date. None of the Mortgage Loans had a first Due Date prior to December 2000 or after June 2001 or will have a remaining term to maturity of less than 119 months or greater than 360 months as of the Subsequent Cut-off Date. The latest maturity date of any Mortgage Loan is May 2031.

         The average Principal Balance of the Mortgage Loans at origination was approximately $342,092. The average Principal Balance of the Mortgage Loans as of the Subsequent Cut-off Date was approximately $341,796. No Mortgage Loan had a Principal Balance as of the Subsequent Cut-off Date of greater than approximately $949,190 or less than approximately $23,989.

         The Mortgage Loans had Mortgage Rates as of the Subsequent Cut-off Date of not less than 6.800% per annum and not more than 14.100% per annum and the weighted average Mortgage Rate was approximately 9.567% per annum. As of the Subsequent Cut-off Date, the Adjustable-Rate Mortgage Loans had Gross Margins ranging from 2.800% to 8.150%, Minimum Mortgage Rates ranging from 6.800% per annum to 13.750% per annum and Maximum Mortgage Rates ranging from 12.800% per annum to 19.750% per annum. As of the Subsequent Cut-off Date, the Adjustable-Rate Mortgage Loans had a weighted average Gross Margin of approximately 4.912% per annum, a weighted average Minimum Mortgage Rate of approximately 9.545% per annum and a weighted average Maximum Mortgage Rate of approximately 15.545% per annum. The latest next Adjustment Date following the Subsequent Cut-off Date on any Adjustable-Rate Mortgage Loan occurs in May 2004, and the weighted average next Adjustment Date for the Adjustable-Rate Mortgage Loans following the Subsequent Cut-off Date is April 2002.

         The Mortgage Loans are expected to have the following characteristics as of the Subsequent Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

                             CUT-OFF DATE PRINCIPAL BALANCES OF THE MORTGAGE LOANS (1)


                                                                              PRINCIPAL BALANCE              % OF AGGREGATE
                                                                            OUTSTANDING AS OF THE         PRINCIPAL BALANCE AS
            RANGE ($)                                  NUMBER OF LOANS           CUT-OFF DATE              OF THE CUT-OFF DATE
            ---------                                  ---------------           ------------              -------------------
 23,989 -  50,400.......................                       4               $    155,720.48                      0.06%
 50,001 - 100,000.......................                      17                  1,169,542.52                      0.43
100,001 - 150,000.......................                      17                  2,150,594.77                      0.78
150,001 - 200,000.......................                      22                  3,732,994.94                      1.36
200,001 - 250,000.......................                       4                    870,835.77                      0.32
250,001 - 300,000.......................                     194                 55,930,715.37                     20.38
300,001 - 350,000.......................                     259                 84,356,946.51                     30.74
350,001 - 400,000.......................                     147                 55,481,782.91                     20.21
400,001 - 450,000.......................                      48                 20,690,219.20                      7.54
450,001 - 500,000.......................                      56                 27,196,247.50                      9.91
500,001 - 550,000.......................                       9                  4,791,635.08                      1.75
550,001 - 600,000.......................                       8                  4,576,434.41                      1.67
600,001 - 650,000.......................                       3                  1,870,592.34                      0.68
650,001 - 700,000.......................                       4                  2,739,835.39                      1.00
700,001 - 750,000.......................                       6                  4,356,198.59                      1.59
750,001 - 800,000.......................                       1                    759,463.59                      0.28
850,001 - 900,000.......................                       2                  1,738,915.71                      0.63
900,001 - 949,190.......................                       2                  1,893,216.68                      0.69
                                                             ---               ---------------                    ------

Total...................................                     803               $274,461,891.76                    100.00%
                                                             ===               ===============                    ======


______________________
(1)  The average Subsequent Cut-off Date Principal Balance of the
     Mortgage Loans was approximately $341,796.

                                     CREDIT SCORES FOR THE  MORTGAGE LOANS (1)



                                                                          PRINCIPAL BALANCE                    % OF AGGREGATE
                                                NUMBER                  OUTSTANDING AS OF THE                PRINCIPAL BALANCE AS
CREDIT SCORE                               OF MORTGAGE LOANS                CUT-OFF DATE                     OF THE CUT-OFF DATE
------------                               -----------------                ------------                     -------------------
Not Available.................                      15                   $  4,829,157.72                            1.76%
401 - 450.....................                       1                         46,363.60                            0.02
451 - 500.....................                      15                      2,670,383.84                            0.97
501 - 550.....................                     161                     53,368,766.33                           19.44
551 - 600.....................                     221                     78,883,215.25                           28.74
601 - 650.....................                     263                     89,667,098.80                           32.67
651 - 700.....................                     100                     34,371,055.45                           12.52
701 - 750.....................                      20                      7,874,115.13                            2.87
751 - 787.....................                       7                      2,751,735.64                            1.00
                                                   ---                   ---------------                          ------

      Total...................                     803                   $274,461,891.76                          100.00%
                                                   ===                   ===============                          ======

______________________
(1) The weighted average Credit Score of the Mortgage Loans that had Credit Scores was approximately 600.


                                       CREDIT GRADES FOR THE  MORTGAGE LOANS



                                                                          PRINCIPAL BALANCE                    % OF AGGREGATE
                                                NUMBER                  OUTSTANDING AS OF THE                PRINCIPAL BALANCE AS
CREDIT GRADE                               OF MORTGAGE LOANS                CUT-OFF DATE                     OF THE CUT-OFF DATE
------------                               -----------------                ------------                     -------------------
AA+...........................                       7                   $  2,418,918.41                            0.88%
AA............................                     524                    180,064,630.72                           65.61
A.............................                     145                     51,938,617.59                           18.92
B.............................                     106                     33,671,745.03                           12.27
C.............................                      11                      3,205,434.55                            1.17
CC............................                      10                      3,162,545.46                            1.15
                                                   ---                   ---------------                          ------

      Total...................                     803                   $274,461,891.76                          100.00%
                                                   ===                   ===============                          ======

                               ORIGINAL TERMS TO MATURITY OF THE  MORTGAGE LOANS(1)


                                                                          PRINCIPAL BALANCE                    % OF AGGREGATE
                                                NUMBER                  OUTSTANDING AS OF THE                PRINCIPAL BALANCE AS
ORIGINAL TERM (MONTHS)                     OF MORTGAGE LOANS                CUT-OFF DATE                     OF THE CUT-OFF DATE
----------------------                     -----------------                ------------                     -------------------
120...........................                       1                   $    388,254.28                           0.14%
180...........................                      45                      9,940,703.58                           3.62
240...........................                       7                      1,299,616.06                           0.47
360...........................                     750                    262,833,317.84                          95.76
                                                   ---                   ---------------                         ------

          Total...............                     803                   $274,461,891.76                         100.00%
                                                   ===                   ===============                         ======

____________________
(1) The weighted average original term to maturity of the Mortgage Loans was approximately 353 months.


                               REMAINING TERMS TO MATURITY OF THE  MORTGAGE LOANS(1)


                                                                          PRINCIPAL BALANCE                    % OF AGGREGATE
REMAINING TERM                                  NUMBER                  OUTSTANDING AS OF THE                PRINCIPAL BALANCE AS
   (MONTHS)                                OF MORTGAGE LOANS                CUT-OFF DATE                     OF THE CUT-OFF DATE
   --------                                -----------------                ------------                     -------------------
 119  - 120...................                       1                   $    388,254.28                           0.14%
 175  - 180...................                      45                      9,940,703.58                           3.62
 235  - 240...................                       7                      1,299,616.06                           0.47
 349  - 354...................                       1                        279,015.62                           0.10
 355  - 360...................                     749                    262,554,302.22                          95.66
                                                   ---                   ---------------                         ------

     Total....................                     803                   $274,461,891.76                         100.00%
                                                   ===                   ===============                         ======

____________________
(1) The weighted average remaining term to maturity of the Mortgage Loans was approximately 351 months.

                                       PROPERTY TYPES OF THE  MORTGAGE LOANS


                                                                          PRINCIPAL BALANCE                    % OF AGGREGATE
                                                NUMBER                  OUTSTANDING AS OF THE                PRINCIPAL BALANCE AS
PROPERTY TYPE                              OF MORTGAGE LOANS                CUT-OFF DATE                     OF THE CUT-OFF DATE
-------------                              -----------------                ------------                     -------------------
Single Family Detached...........                     615                  $208,490,313.22                          75.96%
PUD Detached (1).................                     133                    48,151,888.59                          17.54
Condo Low-Rise Attached..........                      26                     9,693,646.37                           3.53
Condo High-Rise Attached.........                       6                     1,994,854.14                           0.73
2-4 Units Detached...............                       6                     1,800,316.02                           0.66
Single Family Attached...........                       7                     1,704,110.59                           0.62
PUD Attached (1).................                       3                     1,161,806.66                           0.42
2-4 Units Attached...............                       2                       860,329.34                           0.31
Manufactured Housing.............                       5                       604,626.83                           0.22
                                                      ---                  ---------------                         ------

     Total.......................                     803                  $274,461,891.76                         100.00%
                                                      ===                  ===============                         ======

____________________
(1)  PUD refers to a home or "unit" in a Planned Unit Development.


                                     OCCUPANCY STATUS OF THE MORTGAGE LOANS(1)


                                                                          PRINCIPAL BALANCE                    % OF AGGREGATE
                                                NUMBER                  OUTSTANDING AS OF THE                PRINCIPAL BALANCE AS
OCCUPANCY STATUS                           OF MORTGAGE LOANS                CUT-OFF DATE                     OF THE CUT-OFF DATE
----------------                           -----------------                ------------                     -------------------
Primary.........................                      780                  $265,929,508.53                          96.89%
Non-owner.......................                       12                     3,938,501.61                           1.43
Second Home.....................                       11                     4,593,881.62                           1.67
                                                      ---                  ---------------                         ------

     Total......................                      803                  $274,461,891.76                         100.00%
                                                      ===                  ===============                         ======

____________________
(1)  Occupancy as represented by the mortgagor at the time of origination.

                                          PURPOSE OF THE  MORTGAGE LOANS


                                                                          PRINCIPAL BALANCE                    % OF AGGREGATE
                                                NUMBER                  OUTSTANDING AS OF THE                PRINCIPAL BALANCE AS
PURPOSE                                    OF MORTGAGE LOANS                CUT-OFF DATE                     OF THE CUT-OFF DATE
-------                                    -----------------                ------------                     -------------------
Cash Out Refinance............                     456                   $158,277,560.48                          57.67
Purchase......................                     278                     92,829,408.58                          33.82
Rate/Term Refinance...........                      69                     23,354,922.70                           8.51
                                                   ---                   ---------------                         ------

     Total....................                     803                   $274,461,891.76                         100.00%
                                                   ===                   ===============                         ======



                            ORIGINAL LOAN-TO-VALUE RATIOS OF THE  MORTGAGE LOANS(1)(3)


                                                                          PRINCIPAL BALANCE                    % OF AGGREGATE
ORIGINAL LOAN-TO-VALUE                          NUMBER                  OUTSTANDING AS OF THE                PRINCIPAL BALANCE AS
      RATIO(%)                             OF MORTGAGE LOANS                CUT-OFF DATE                     OF THE CUT-OFF DATE
      --------                             -----------------                ------------                     -------------------
23.42    -    25.00...........                       1                   $    362,300.79                            0.13%
30.01    -    35.00...........                       1                        499,746.17                            0.18
35.01    -    40.00...........                       6                      2,205,919.46                            0.80
40.01    -    45.00...........                       5                      1,730,418.52                            0.63
45.01    -    50.00...........                       1                        399,839.32                            0.15
50.01    -    55.00...........                      11                      3,732,580.62                            1.36
55.01    -    60.00...........                      12                      4,659,963.77                            1.70
60.01    -    65.00...........                      47                     17,301,798.39                            6.30
65.01    -    70.00...........                      72                     27,092,215.12                            9.87
70.01    -    75.00...........                     116                     42,253,484.97                           15.40
75.01    -    80.00...........                     303                    104,455,232.47                           38.06
80.01    -    85.00...........                      49                     16,224,800.34                            5.91
85.01    -    90.00...........                      97                     31,630,766.73                           11.52
90.01    -    95.00...........                      62                     19,726,624.32                            7.19
95.01    -    100.00..........                      20                      2,186,200.77                            0.80
                                                   ---                   ---------------                          ------

Total.........................                     803                   $274,461,891.76                          100.00%
                                                   ===                   ===============                          ======

__________________
(1) The weighted average original loan-to-value ratio of the Mortgage Loans as of the Subsequent Cut-off Date was approximately 77.82%.
(2) References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.

                              GEOGRAPHIC DISTRIBUTION OF THE  MORTGAGED PROPERTIES(1)


                                                                                             % OF AGGREGATE
                                                             PRINCIPAL BALANCE             PRINCIPAL BALANCE
                                       NUMBER                OUTSTANDING AS OF             OUTSTANDING AS OF
           LOCATION               OF MORTGAGE LOANS          THE CUT-OFF DATE              THE CUT-OFF DATE
------------------------------    -----------------          -----------------             -----------------
ARIZONA.......................              20                 $    7,521,378.93                    2.74%
CALIFORNIA....................             277                     96,658,506.12                   35.22
COLORADO......................              12                      4,001,056.17                    1.46
CONNECTICUT...................              20                      6,983,604.65                    2.54
DISTRICT OF COLUMBIA..........               3                      1,167,919.55                    0.43
FLORIDA.......................              39                     14,980,237.68                    5.46
GEORGIA.......................              16                      4,910,729.27                    1.79
IDAHO.........................               2                        786,078.07                    0.29
ILLINOIS......................              26                      8,926,227.59                    3.25
INDIANA.......................               1                         53,946.85                    0.02
KANSAS........................               2                        577,885.92                    0.21
KENTUCKY......................               3                        806,258.70                    0.29
LOUISIANA.....................               3                      1,057,053.08                    0.39
MAINE.........................               5                      1,741,048.22                    0.63
MARYLAND......................              20                      5,990,320.14                    2.18
MASSACHUSETTS.................              41                     14,537,119.02                    5.30
MICHIGAN......................              18                      6,245,685.98                    2.28
MINNESOTA.....................               7                      2,465,437.84                    0.90
MISSOURI......................               5                      1,425,500.78                    0.52
MONTANA.......................               1                        949,190.04                    0.35
NEVADA........................               8                      2,854,801.03                    1.04
NEW HAMPSHIRE.................               5                      1,863,377.51                    0.68
NEW JERSEY....................              42                     14,250,250.10                    5.19
NEW MEXICO....................               1                        340,000.00                    0.12
NEW YORK......................              77                     25,208,850.94                    9.18
NORTH CAROLINA................               6                      2,100,857.90                    0.77
OHIO..........................               6                      1,809,503.88                    0.66
OREGON........................               1                        152,850.47                    0.06
PENNSYLVANIA..................              17                      4,460,146.59                    1.63
RHODE ISLAND..................              10                      2,881,725.75                    1.05
SOUTH CAROLINA................               5                      1,711,540.23                    0.62
TENNESSEE.....................               2                        408,683.81                    0.15
TEXAS.........................              30                     11,080,818.47                    4.04
UTAH..........................               1                        499,287.01                    0.18
VERMONT.......................               1                        299,687.74                    0.11
VIRGINIA......................              40                     12,730,298.35                    4.64
WASHINGTON....................              27                      9,115,920.26                    3.32
WISCONSIN.....................               3                        908,107.12                    0.33
                                           ---                   ---------------                  ------
Total.........................             803                   $274,461,891.76                  100.00%
                                           ===                   ===============                  ======

___________________
(1) THE GREATEST ZIP CODE GEOGRAPHIC CONCENTRATION OF MORTGAGE LOANS WAS APPROXIMATELY 0.64% IN THE 95035 ZIP CODE.


                                   DOCUMENTATION LEVEL OF THE  MORTGAGE LOANS(1)


                                                                                             % OF AGGREGATE
                                                             PRINCIPAL BALANCE             PRINCIPAL BALANCE
                                       NUMBER                OUTSTANDING AS OF             OUTSTANDING AS OF
 DOCUMENTATION LEVEL              OF MORTGAGE LOANS          THE CUT-OFF DATE              THE CUT-OFF DATE
------------------------------    -----------------          -----------------             -----------------
Full Documentation..............          460                 $156,428,938.08                      56.99%
Stated Income Documentation.....          326                  111,855,125.14                      40.75
Lite Documentation..............           17                    6,177,828.54                       2.25
                                          ---                 ---------------                     ------
     Total......................          803                 $274,461,891.76                     100.00%
                                          ===                 ===============                     ======


____________________
(1) For a description of each Documentation Level, see "Option One Mortgage Corporation--Underwriting Standards" in the Prospectus Supplement.




                                 CURRENT MORTGAGE RATES OF THE  MORTGAGE LOANS(1)


                                                                                             % OF AGGREGATE
                                                             PRINCIPAL BALANCE             PRINCIPAL BALANCE
CURRENT MORTGAGE RATE                  NUMBER                OUTSTANDING AS OF             OUTSTANDING AS OF
         (%)                      OF MORTGAGE LOANS          THE CUT-OFF DATE              THE CUT-OFF DATE
------------------------------    -----------------          -----------------             -----------------
  6.800  -     7.000..........              2                 $    1,448,776.13                     0.53%
  7.001  -     8.000..........             76                     29,154,610.71                    10.62
  8.001  -     9.000..........            193                     69,112,656.72                    25.18
  9.001  -   10.000...........            260                     90,100,615.64                    32.83
10.001   -   11.000...........            157                     53,131,710.16                    19.36
11.001   -   12.000...........             77                     23,077,826.35                     8.41
12.001   -   13.000...........             28                      6,722,233.08                     2.45
13.001   -   14.000...........              9                      1,428,462.97                     0.52
14.001   -   14.100...........              1                        285,000.00                     0.10
                                          ---                   ---------------                   ------
             Total............            803                   $274,461,891.76                   100.00%
                                          ===                   ===============                   ======



__________________
(1) The weighted average current Mortgage Rate of the Mortgage Loans as of the Subsequent Cut-off Date was approximately 9.567% per annum.


                          MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                                             % OF AGGREGATE
                                                             PRINCIPAL BALANCE             PRINCIPAL BALANCE
      MAXIMUM MORTGAGE                 NUMBER                OUTSTANDING AS OF             OUTSTANDING AS OF
        RATE (%)                  OF MORTGAGE LOANS          THE CUT-OFF DATE              THE CUT-OFF DATE
------------------------------    -----------------          -----------------             -----------------
12.800    -  13.000...........             2                 $    1,448,776.13                      0.58%
13.001    -  14.000...........            60                     22,429,195.96                      9.04
14.001    -  15.000...........           178                     64,114,348.90                     25.84
15.001    -  16.000...........           246                     85,475,683.62                     34.45
16.001    -  17.000...........           147                     50,519,435.94                     20.36
17.001    -  18.000...........            58                     18,718,905.19                      7.54
18.001    -  19.000...........            18                      5,109,331.33                      2.06
19.001    -  19.750...........             1                        327,992.49                      0.13
                                         ---                   ---------------                    ------
          Total...............           710                   $248,143,669.56                    100.00%
                                         ===                   ===============                    ======


__________________
(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Mortgage Loans as of the Subsequent Cut-off Date was approximately 15.545% per annum.


                         MINIMUM MORTGAGE RATES OF THE  ADJUSTABLE-RATE MORTGAGE LOANS(1)



                                                                                             % OF AGGREGATE
                                                             PRINCIPAL BALANCE             PRINCIPAL BALANCE
      MINIMUM MORTGAGE                 NUMBER                OUTSTANDING AS OF             OUTSTANDING AS OF
        RATE (%)                  OF MORTGAGE LOANS          THE CUT-OFF DATE              THE CUT-OFF DATE
------------------------------    -----------------          -----------------             -----------------
  6.800   -  7.000............             2                 $    1,448,776.13                     0.58%
  7.001   -  8.000............            60                     22,429,195.96                     9.04
  8.001   -  9.000............           178                     64,114,348.90                    25.84
  9.001   - 10.000............           246                     85,475,683.62                    34.45
10.001    - 11.000............           147                     50,519,435.94                    20.36
11.001    - 12.000............            58                     18,718,905.19                     7.54
12.001    - 13.000............            18                      5,109,331.33                     2.06
13.001    - 13.750............             1                        327,992.49                     0.13
                                         ---                   ---------------                   ------
          Total...............           710                   $248,143,669.56                   100.00%
                                         ===                   ===============                   ======

____________________
(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Mortgage Loans as of the Subsequent Cut-off Date was approximately 9.545% per annum.


                              GROSS MARGINS OF THE  ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                                             % OF AGGREGATE
                                                             PRINCIPAL BALANCE             PRINCIPAL BALANCE
                                        NUMBER                OUTSTANDING AS OF             OUTSTANDING AS OF
      GROSS MARGINS (%)           OF MORTGAGE LOANS          THE CUT-OFF DATE              THE CUT-OFF DATE
------------------------------    -----------------          -----------------             -----------------
2.800    -   3.000............             21                 $    8,809,694.58                      3.55%
3.001    -   4.000............            131                     49,207,789.62                     19.83
4.001    -   5.000............            237                     82,712,305.54                     33.33
5.001    -   6.000............            201                     68,148,715.99                     27.46
6.001    -   7.000............             89                     29,390,709.09                     11.84
7.001    -   8.000............             29                      9,267,542.99                      3.73
8.001    -   8.150............              2                        606,911.75                      0.24
                                          ---                   ---------------                    ------
         Total................            710                   $248,143,669.56                    100.00%
                                          ===                   ===============                    ======


__________________
(1) The weighted average Gross Margin of the Adjustable-Rate Mortgage Loans as of the Subsequent Cut-off Date was approximately 4.912% per annum.


                          NEXT ADJUSTMENT DATE FOR THE  ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                                             % OF AGGREGATE
                                                             PRINCIPAL BALANCE             PRINCIPAL BALANCE
                                        NUMBER                OUTSTANDING AS OF             OUTSTANDING AS OF
   NEXT ADJUSTMENT DATE           OF MORTGAGE LOANS          THE CUT-OFF DATE              THE CUT-OFF DATE
------------------------------    -----------------          -----------------             -----------------
November 2001.................                       1                $       340,000.00                           0.14%
December 2002.................                       3                        832,194.24                           0.34
January 2003..................                      63                     23,012,714.53                           9.27
February 2003.................                     123                     44,131,824.99                          17.78
March 2003....................                     149                     50,838,990.26                          20.49
April 2003....................                     215                     76,479,177.12                          30.82
May 2003......................                     136                     45,875,962.00                          18.49
January 2004..................                       2                        592,042.63                           0.24
February 2004                                        6                      2,269,155.01                           0.91
March 2004....................                       2                        600,117.58                           0.24
April 2004....................                       7                      2,265,891.20                           0.91
May 2004......................                       3                        905,600.00                           0.36
                                                   ---                   ---------------                         ------
           Total..............                     710                   $248,143,669.56                         100.00%
                                                   ===                   ===============                         ======


____________________
(1) The weighted average time until the next Adjustment Date for the Adjustable-Rate Mortgage Loans as of the Subsequent Cut-off Date is approximately 23 months.


                            PERIODIC RATE CAPS OF THE  ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                                             % OF AGGREGATE
                                                             PRINCIPAL BALANCE             PRINCIPAL BALANCE
                                        NUMBER                OUTSTANDING AS OF             OUTSTANDING AS OF
   PERIODIC RATE CAP (%)         OF MORTGAGE LOANS          THE CUT-OFF DATE              THE CUT-OFF DATE
-----------------------------    -----------------          -----------------             -----------------
1.000.........................           710                   $248,143,669.56                   100.00%
                                         ---                   ---------------                   ------

              Total...........           710                   $248,143,669.56                   100.00%
                                         ===                   ===============                   ======


__________________
(1)  Relates solely to initial  rate adjustments.


                       INITIAL PERIODIC RATE CAPS OF THE  ADJUSTABLE-RATE MORTGAGE LOANS(1)

                                                                                            % OF AGGREGATE
                                                             PRINCIPAL BALANCE             PRINCIPAL BALANCE
                                        NUMBER                OUTSTANDING AS OF             OUTSTANDING AS OF
   PERIODIC RATE CAP (%)         OF MORTGAGE LOANS          THE CUT-OFF DATE              THE CUT-OFF DATE
-----------------------------    -----------------          -----------------             -----------------
1.000.........................             1                $       340,000.00                   0.14%
3.000.........................           709                    247,803,669.56                  99.86
                                         ---                   ---------------                 ------
              Total...........           710                   $248,143,669.56                 100.00%
                                         ===                   ===============                 ======


__________________
(1)  Relates to all rate adjustments subsequent to initial rate adjustments.